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                                                                   EXHIBIT 10.34


                           CERTIFICATE OF AMENDMENT OF

                            ARTICLES OF INCORPORATION

                                       OF

                             BOYD GAMING CORPORATION


         The undersigned hereby certify as follows:

         1. That they are the President and Secretary, respectively, of BOYD GAMING CORPORATION.

         2. That at a meeting of the stockholders held on May 25, 2000, the stockholders voted to adopt the amendment to the corporation's Articles of Incorporation as set forth in Paragraph 3 following. The amendment below as adopted by the holders of 58,395,451 shares of the Corporation's $.01 par value common stock representing approval of the amendment by the holders of approximately 93.84% of the shares entitled to vote with respect to such amendment. The total number of outstanding shares of common stock of the corporation having voting power with respect to such amendment is 62,228,487.

         3. That at a meeting of the Board of Directors held on February 24, 2000, the Directors of the corporation adopted the following resolution to amend the Articles of Incorporation:

         RESOLVED: That Article V, Section D, of the Articles of Incorporation of the corporation, as restated and filed with the Secretary of State for the State of Nevada on March 17, 1994, shall be further amended and restated in its entirety to read as follows:

         D. Redemption of Stock.

                  As long as the Corporation remains either a holding company or an intermediary holding company subject to the statutes, regulations, rules, ordinances, orders or interpretations (the "Gaming Laws") of any gaming authority (the "Gaming Authorities"), all securities of the Corporation shall be held subject to the applicable provisions of such Gaming Laws. Not by way of limitation, if the Corporation becomes, and so long as it remains, either a holding company or an intermediary holding company subject to regulation under the New Jersey Casino Control Act (the "New Jersey Act"), the Indiana Riverboat Gambling Act (the "Indiana Act") or any other Gaming Authority which has similar requirements, all securities of the Corporation shall be held subject to the condition that if a holder thereof is found to be disqualified by either the New Jersey Casino Control Commission pursuant to the New Jersey Act, the Indiana Gaming Commission pursuant to the Indiana Act, or any other Gaming Authority which has similar requirements, such holder shall, at the election of the Corporation, either: (i) sell any or all of such securities to the Corporation at the Redemption Price (defined below); or (ii) otherwise dispose of his interest in the Corporation, all within 30 days following the Corporation's receipt of notice (the "Notice Date") of the holder's disqualification. The Redemption Price shall be the lesser


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         of (i) the lowest closing sale price of the such securities between the
         Notice Date and the date 30 days after the Notice Date or (ii) such holder's original purchase price for such securities. The disqualified holder will also be responsible for and will pay all costs associated by the Corporation in connection with the disposition or redemption of securities, including but not limited to attorneys fees. Promptly following the Notice Date, the Corporation shall either deliver such written notice along with the Corporation's election personally to the disqualified holder or shall mail it to such holder at the address shown on the Corporation's records, or use any other reasonable means to provide notice. Failure of the Corporation to provide notice to a disqualified holder after making reasonable efforts to do so shall not preclude the corporation from exercising its rights. If any disqualified holder fails to dispose his securities within 30 days following the Notice Date, the corporation, by action or the Board of Directors, may redeem such securities at the lesser of (i) the lowest closing sale price of the such securities between the Notice Date and the date 30 days after the Notice Date or (ii) such holder's original purchase price for such securities. So long as the corporation is a "publicly traded holding company" as defined in the New Jersey Act and the Indiana Act, commencing on the Notice Date, it shall be unlawful for the disqualified holder to: (i) receive any dividends or interest upon any securities of the Corporation held by such holder; (ii) exercise, directly or through any trustee or nominee, any right conferred by such securities; or (iii) receive any remuneration in any form, for services rendered or otherwise, from the Corporation or any subsidiary of the Corporation that holds a casino license.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment to Articles of Incorporation on this 30th day of June, 2000.


                                            /s/ DONALD D. SNYDER
                                            ------------------------------------
                                                DONALD D. SNYDER, President


                                            /s/ CHARLES E. HUFF
                                            ------------------------------------
                                                CHARLES E. HUFF, Secretary


STATE OF NEVADA    )
                   ) ss:
COUNTY OF CLARK    )

         On this ____ day of ________________, 2000, personally appeared before me, a Notary Public, DONALD D. SNYDER and CHARLES E. HUFF, as President and Secretary, respectively, of Boyd Gaming Corporation who acknowledged that they executed the foregoing Certificate of Amendment to Articles of Incorporation on behalf of said corporation.



                                             -----------------------------------
                                                         Notary Public


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